PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”), dated as of February 4, 2011 (the “Effective Date”), is entered into by and between BEACON ENERGY HOLDINGS, INC., a Delaware corporation which will, on the Effective Date, change its name to EQM Technologies & Energy, Inc. (“Debtor”), whose principal place of business and mailing address is 1800 Carillon Boulevard, Cincinnati, Ohio 45240, and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), for itself and as agent for each of its affiliates (collectively, “Secured Party”). Debtor hereby grants to Secured Party a continuing security interest in and to, and a Lien on, and hereby assigns to Secured Party as collateral, all of the “Pledged Collateral”, as defined in Section 2 of this Agreement. Debtor and Secured Party hereby further agree as follows:

1.          OBLIGATIONS: The security interest and Lien hereby granted shall secure the full, prompt and complete payment and performance of the “Guaranteed Obligations”, as that term is defined in the Guaranty dated of even date herewith given by Debtor to Lender (as the same may be amended, renewed, consolidated, restated or replaced from time to time, the “Guaranty”) and the liabilities, obligations and indebtedness of Debtor hereunder (such Guaranteed Obligations and the liabilities, obligations and indebtedness of Debtor hereunder being, collectively, the “Obligations”).

2.          COLLATERAL: The collateral in which a security interest is hereby granted comprises all of Debtor’s rights, titles and interests in and to the following, whether now owned or existing or hereafter arising or acquired, regardless of where any such assets and property are located (all of such assets and property and all of the below described assets and property being, collectively, the “Pledged Collateral”):

(a)          all of the Ownership Interests (whether now owned or existing or hereafter arising or acquired, whether the same constitutes “general intangibles”, “investment property”, or a “security” under the Uniform Commercial Code, and whether such interest is certificated or uncertificated) in EQMI and all securities (as that term is defined in the Uniform Commercial Code), if any, issued by EQMI (the property described in the foregoing being, collectively, the “Pledged Interests”);

(b)          the certificates or instruments, if any, representing the Pledged Interests which may be herewith delivered to Lender accompanied by assignments executed in blank;

(c)          all dividends and distributions (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and other rights and property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Interests;

(d)          all replacements, additions to and substitutions for any of the foregoing, including, without limitation, claims against third parties;

(e)          all cash and non-cash proceeds, interest, profits and other income of or on any of the foregoing described property;

(f)          all supporting obligations; and

(g)          all books and records relating to any of the foregoing described property.

3.          DEFINITIONS: As used herein, the following capitalized terms will have the following meanings:

“Ownership Interests” means all right, title and interest (whether now owned or existing or hereafter arising or acquired) in: (i) the capital stock and/or other securities or equity interests of EQMI; (ii) all additional shares and/or other securities or equity interests of EQMI; and (iii) all of the rights and interests in, under, to, and arising out of, all of the shares and/or other securities or equity interests in the foregoing clauses (i) and (ii) in this definition.

“EQMI” means Environmental Quality Management, Inc., an Ohio corporation, and its successors and assigns.

“Uniform Commercial Code” means the Uniform Commercial Code as adopted in each applicable jurisdiction, as amended or superseded from time to time. The “Ohio UCC” means the Uniform Commercial Code, as adopted in Ohio, as amended or superseded from time to time.

All of the uncapitalized terms contained in this Agreement which are now or hereafter defined in the Ohio UCC will, unless the context expressly indicates otherwise, have the meanings provided for now or hereafter in the Ohio UCC, as such definitions may be enlarged or expanded from time to time by amendment or judicial decision.

4.          REPRESENTATIONS AND WARRANTIES: To induce Lender to make Loans and other extensions of credit pursuant to the Loan Documents, Debtor represents to Secured Party that the following statements are, and will continue throughout the term of the Guaranty to be, true:

(a)          Debtor is a Delaware corporation with its chief executive office and mailing address located at the address set forth in the opening paragraph of this Agreement. Debtor’s mailing address, as set forth in the opening paragraph of this Agreement, lists the location of any and all of the Pledged Collateral which is tangible except to the extent certificates or instruments, if any, representing Pledged Interests are physically delivered to Secured Party;

(b)          Debtor is, and as to any property which at any time forms a part of the Pledged Collateral shall be, the owner of each and every item of the Pledged Collateral, free from any Liens, except for any Permitted Liens;

(c)          Debtor has full right to grant the Lien hereby granted, and Debtor shall defend the Pledged Collateral and each and every part thereof against all claims of all Persons at any time claiming any of the Pledged Collateral or claiming any interest therein adverse to Secured Party except for Permitted Liens;

(d)          Debtor is the sole, legal and beneficial owner of the entire right, title and interest in and to the Pledged Interests, and there are no adverse claims with respect to any of the Pledged Interests;

(e)          Except for the filing of UCC-1 financing statements, no authorization, approval or other action by, and no notice to or filing with any governmental authority is required either: (i) for the Lien on the Pledged Interests granted pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Debtor or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Interests pursuant to this Agreement (except as may be required by laws affecting the offering and sale of securities generally);

(f)          None of the Pledged Collateral is subject to any restrictions on transfer, right of first refusal, purchase or similar option or restriction or any other adverse claim;

(g)          The Pledged Interests constitute 100% of the Ownership Interests in EQMI on a fully diluted basis. EQMI has not issued any non-voting capital stock or other non-voting Ownership Interests. There are no outstanding subscriptions, options, rights, warrants or other agreements or commitments pursuant to which EQMI is or might be obligated to issue or transfer any additional Ownership Interests except as described on Schedule I. All of the Pledged Interests are described on Schedule I;

(h)          The Pledged Interests have been duly authorized and validly issued, and are fully paid and non-assessable with no personal liability attaching to the ownership thereof (e.g., they do not obligate the owner thereof to make any further payments in respect thereof);

(i)          There is no stamp duty, tax, levy, impost, deduction, charge, withholding or similar duty, tax or fee imposed on or by virtue of the execution or delivery of this Agreement or any other document to be furnished hereunder or in connection herewith; and

(j)          There are no certificates evidencing the Ownership Interests other than as set forth on Schedule I.

5.          DEBTOR’S RESPONSIBILITIES:

(a)          Until the Obligations are fully paid, performed and satisfied and this Agreement is terminated, Debtor will:

(i)          execute and deliver such supplemental instruments, in the form of assignments or otherwise, as Secured Party shall reasonably require for the purpose of confirming and perfecting Secured Party’s security interest in any or all of the Pledged Collateral, or as is necessary to provide Secured Party with control (within the meaning of the Uniform Commercial Code) over the Pledged Collateral or any portion thereof in order for Secured Party to perfect its security interest;

(ii)         at its expense and upon the reasonable request of Secured Party, make available to Secured Party, at reasonable times and upon reasonable notice, any and all of Debtor’s books, records, written memoranda, correspondence, and other instruments or writings that evidence or relate to the Pledged Collateral;

(iii)        notify Secured Party promptly in writing of any information which Debtor has or may receive which could reasonably be expected to materially and adversely affect the value of the Pledged Collateral or the rights of Secured Party with respect thereto;

(iv)        not change its state of incorporation or form of organization without the prior consent of Secured Party;

(v)         pay all costs of filing any financing, continuation or termination statements with respect to the Lien created hereby;

(vi)        pay all reasonable expenses, including reasonable attorneys’ fees, of Secured Party incurred by Secured Party in the exercise (including enforcement) of any of Secured Party’s rights or remedies under this Agreement or applicable law; and Debtor agrees that said expenses and fees shall constitute part of the Obligations and be secured by the Pledged Collateral; and

(vii) except to the extent expressly permitted by the other Loan Documents, not consent (without the prior consent of Secured Party) to (A) any amendment or modification of any charter documents or shareholder agreement of EQMI, or (B) the dissolution, termination or liquidation, of EQMI.

(b)          To protect, perfect, or enforce, from time to time, Secured Party’s rights or interests in the Pledged Collateral, Secured Party may, in its discretion (but without any obligation to do so): (i) discharge any Liens at any time levied or placed on the Pledged Collateral (other than Permitted Liens unless an Event of Default has occurred and is continuing), and (ii) obtain any record from any service bureau and pay such service bureau the cost thereof. All costs and expenses incurred by Secured Party in exercising its discretion under this subparagraph (b) will be part of the Obligations secured by the Pledged Collateral.

(c)          Debtor will cause EQMI to register the pledge of the Pledged Interests in favor of Secured Party, as registered pledgee, on the books and records of EQMI.

(d)          Debtor will cause EQMI not to issue any shares or other Ownership Interests in addition to, or in exchange or substitution for, the Pledged Interests to the extent such additional issuance, exchange or substitution would result in an Event of Default, unless such issuance, exchange or substitution is with the prior consent of Secured Party.

6.          POWER OF ATTORNEY: Debtor hereby makes, constitutes and appoints Secured Party its true and lawful attorney in fact to act with respect to the Pledged Collateral in any transaction, legal proceeding, or other matter in which Secured Party is acting pursuant to this Agreement. Debtor: (i) specifically authorizes Secured Party as its true and lawful attorney in fact to execute and/or authenticate on its behalf and/or file financing statements reflecting Secured Party’s security interest in the Pledged Collateral and any other documents to perfect or otherwise further the security interest granted herein; (ii) specifically authorizes Secured Party to act as its true and lawful attorney in fact to execute and/or authenticate any third party agreements or assignments to grant Secured Party control (within the meaning of the Uniform Commercial Code) over the Pledged Collateral to perfect its interest therein, including third party agreements between Debtor, Secured Party and, securities intermediaries, which third party agreements direct the third party to accept orders and instructions from Secured Party regarding the maintenance and disposition of the Pledged Collateral and the products and proceeds thereof; (iii) specifically authorizes Secured Party, upon the occurrence and during the continuance of an Event of Default, to issue, without further consent of Debtor, all (a) instructions to any bank at which any deposit account is maintained with respect to all existing or future funds held in such deposit account constituting part of the Pledged Collateral and (b) exclusive entitlement orders to all securities intermediaries with respect to all existing or future investment property, constituting part of the Pledged Collateral, held in any securities account maintained by such securities intermediary; and (iv) specifically authorizes Secured Party, upon the occurrence and during the continuance of an Event of Default, to receive, indorse and collect all instruments made payable to Debtor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

7.          VOTING RIGHTS; DEFAULT:

7.1           Voting Rights; Distributions.

7.1.1           Absent an Event of Default. So long as no Event of Default occurs and is continuing: (i) Debtor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Interests or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Financing Agreement or the other Loan Documents; and (ii) Debtor shall be entitled, subject to the terms of the Financing Agreement, to receive and retain any and all distributions and interest paid in respect of the Pledged Interests; provided that (a) Debtor acknowledges that there are no permitted distributions from EQMI under the Financing Agreement other than as expressly provided in Section 10.18 thereof and (b) any and all: (1) distributions and interest paid or payable (other than in cash) in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Interests; and (2) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Interests shall be delivered to Secured Party, or such nominee(s) of Secured Party as Secured Party shall direct, to hold as Pledged Collateral and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Debtor, and be forthwith delivered to Secured Party, or such nominee(s) of Secured Party as Secured Party shall direct, as Pledged Collateral in the same form as so received (with any necessary indorsement(s)). Debtor shall, upon request by Secured Party, promptly execute such instruments, documents and agreements and do such acts as may be necessary or advisable to give effect to the provisions of this Section 7.1.1.

7.1.2           Upon an Event of Default. Upon the occurrence and during the continuance of an Event of Default: (i) all rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7.1.1 and to receive the distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7.1.1 shall cease, at Secured Party’s election, and all such rights shall thereupon become vested in Secured Party, or such nominee(s) of Secured Party as Secured Party shall direct, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such distributions and interest payments; and (ii) all distributions and interest payments which are received by Debtor contrary to the provisions of Section 7.1 shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Secured Party, or such nominee(s) of Secured Party as Secured Party shall direct as Pledged Collateral in the same form as so received (with any necessary indorsement(s)).

7.2           Default.

7.2.1           Generally. If an Event of Default occurs and is continuing, then, in any such event and without limitation of Secured Party’s rights and remedies in Section 7.1, Secured Party may, without further notice to Debtor except as expressly provided in the other Loan Documents, resort to the rights and remedies available at law, in equity and under this Agreement and the other Loan Documents, including the rights and remedies of a Secured Party under the Uniform Commercial Code. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy given under this Agreement, the other Loan Documents or now or hereafter existing at law or in equity or by statute. Secured Party may proceed to protect and enforce its rights by an action at law, in equity or by any other appropriate proceedings. No failure on the part of Secured Party to enforce any of the rights hereunder shall be deemed a waiver of such rights or of any Event of Default, and no waiver of any Event of Default will be deemed to be a waiver of any subsequent Event of Default. Moreover, Debtor acknowledges and agrees that Secured Party shall have no obligation to, and Debtor hereby waives to the fullest extent permitted by law any right that it may have to require Secured Party to: (a) prepare any of the Pledged Collateral for sale, (b) pursue any Person to collect any of the Obligations, or (c) exercise collection remedies against any Persons obligated on the Pledged Collateral. Secured Party’s compliance with applicable local, state or federal law requirements, in addition to those imposed by the Uniform Commercial Code, in connection with a disposition of any or all of the Pledged Collateral will not be considered to adversely affect the commercial reasonableness of any disposition of any or all of the Pledged Collateral under the Uniform Commercial Code.

7.2.2           Pledged Interests. Without limiting any other rights or remedies available to Secured Party under Section 7.2.1, at any time after an Event of Default occurs and is continuing, Secured Party, at its option and without any obligation to do so, may transfer to or register in its name, or the name of any nominee(s), all or any part of the Pledged Interests, and Secured Party may exercise in respect of the Pledged Interests, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies under applicable law and of a secured party on default under the Uniform Commercial Code; and Secured Party may also, with ten (10) days prior notice to Debtor, sell the Pledged Interests or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Interests for their own account in compliance with Regulation D of the Securities Act of 1933, as amended, and applicable state securities laws or under any other applicable exemption available under such laws. Debtor agrees that at least ten (10) days notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of the Pledged Interests regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned. Any cash held by Secured Party as Pledged Interests and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Interests may, in the sole discretion of Secured Party, be held by Secured Party as Pledged Collateral for, and/or then or at any time thereafter in whole or in part by Secured Party against, all or any parts of the Obligations in such order as Secured Party shall elect in its discretion exercised in good faith. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all of the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus. Without precluding any other methods of sale, the sale of the Pledged Interests, or any part thereof, shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks or finance companies disposing of similar property, but in any event, Secured Party may sell or otherwise dispose of the Pledged Interests without assuming any credit risk. Debtor recognizes that federal, state and/or foreign securities and other laws may limit the flexibility desired to achieve an otherwise commercially reasonable disposition of the Pledged Interests, and in the event of potential conflict between such laws or regulations and what in other circumstances might constitute commercial reasonableness, it is intended that consideration for such laws and regulations will prevail over attempts to achieve such commercial reasonableness. In connection with any sale or other disposition of the Pledged Interests, compliance by Secured Party with the written advice of its counsel concerning the potential effect of any such law or regulation shall not be cause for Debtor, or any other Person, to claim that such sale or other disposition was not commercially reasonable, it being the intent of Debtor that Secured Party not be obligated to risk contravening any such law or regulation in order to effect what, but for such law or regulation, would be a commercially reasonable disposition. By way of example and not by way of limitation, with respect to any sale or other disposition of the Pledged Interests or any portion thereof: (i) such sale or disposition shall be commercially reasonable if made by and through a licensed broker/dealer acting under instructions to obtain in its judgment the best disposition price known to it on the market (however, this provision does not suggest that such disposition is either preferable or exclusive); (ii) such sale or disposition shall be deemed to have been at a public sale if, in connection with such sale or disposition, Secured Party obtains bids from at least two qualified purchasers; and (iii) the net book value reflected on EQMI’s most recent financial statements, adjusted to the date of any such sale or other disposition, is deemed to be a commercially reasonable price (but a price less than such net book value is not, of itself, deemed to be commercially unreasonable). To the extent permitted by applicable law, and except as otherwise expressly provided under this Agreement or otherwise, Debtor hereby waives all rights now or hereafter conferred by statute or otherwise which may require Secured Party to give any notice, make any demand, or invoke any legal process with respect to the sale or other disposition of the Pledged Interests or which may require Secured Party to sell or otherwise dispose of the Pledged Interests in mitigation of Secured Party’s damages or which may otherwise limit or modify any of Secured Party’s remedies or rights under this Agreement. Secured Party shall be under no duty to sell or otherwise realize upon the Pledged Interests. At any time, Secured Party may release or surrender all or any part of the Pledged Interests to Debtor.

8.          WAIVERS: Debtor acknowledges and agrees that Debtor, by signing this Agreement, is subjecting the Pledged Collateral to the Lien of Secured Party for the payment and performance of all Obligations. Debtor waives: (a) any demand, protest or notice of any action taken by Secured Party (except those required by this Agreement or the other Loan Documents, as applicable) under this Agreement, the other Loan Documents, or in connection with any of the Obligations; (b) any and all rights under any theory of marshaling or ordering of disposition of collateral; (c) any claim that Debtor’s obligations under this Agreement or that the Obligations are released, discharged, affected, modified or impaired by any event except payment in full and satisfaction of the Obligations, including any of the following events: (i) any indulgence of Secured Party or substitution for, exchange, or loss, or release of, all or any portion of the Loan Collateral, (ii) the extension of the time for payment of any of the Obligations or the waiver, modification or amendment (whether material or otherwise) of any Obligation under the Financing Agreement or any of the other Loan Documents or the acceptance of partial payments of the Obligations, (iii) the compromise, settlement, release, discharge or termination of any or all of the obligations of Debtor to Secured Party by operation of law or otherwise except as may result from the full and prompt performance and payment of the Obligations, or (iv) any other defenses; and (d) any claim or other right which Debtor may now have or hereafter acquire against any other Person that is primarily or contingently liable on the Obligations which arises from the existence or performance of Debtor’s obligations under this Agreement, including any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of Secured Party against Debtor or any collateral as security therefor, which Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, until such time as the Obligations and all obligations of Debtor hereunder have been fully paid and satisfied. Debtor shall not assert any claim against Secured Party on any theory of liability for consequential, special, indirect or punitive damages.

9.          GENERAL PROVISIONS:

(a)          All rights of Secured Party shall inure to the benefit of its successors, assigns and affiliates and all obligations of Debtor shall bind the successors and assigns of Debtor.

(b)          This Agreement and the other Loan Documents, as applicable, contain the entire agreement of the parties with respect to the subject matter of this Agreement, and no oral agreement whatsoever, whether made contemporaneously herewith or hereafter shall amend, modify or otherwise affect the terms of this Agreement. Any notice required, permitted or contemplated hereunder shall, except as expressly provided in this Agreement, be given in accordance with the Guaranty. This Agreement may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes.

(c)          All rights and liabilities hereunder shall be governed and limited by and construed in accordance with the local laws of the State of Ohio (without regard to Ohio conflicts of law principles).

(d)          If any provision of this Agreement is found invalid by a court of competent jurisdiction, the invalid term will be considered excluded from this Agreement and will not invalidate the remaining provisions of this Agreement.

(e)          Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto including financing statements that: (i) indicate the Pledged Collateral as being of an equal or lesser scope or with greater detail and (ii) provide any other information required by Part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to correct or complete, or to cause to be corrected or completed, any financing statements, continuation statements or other such documents as have been filed naming Debtor as debtor and Secured Party as secured party. Secured Party is hereby authorized to give notice to any creditor, landlord or any other Person as may be necessary or desirable under applicable laws to evidence, protect, perfect, or enforce the security interest granted to Secured Party in the Pledged Collateral.

(f)          Secured Party shall have no duty of care with respect to the Pledged Collateral except that Secured Party shall exercise reasonable care with respect to the Pledged Collateral in Secured Party’s custody. Secured Party shall be deemed to have exercised reasonable care if: (A) such property is accorded treatment substantially equal to that which Secured Party accords its own property that is similar to the Pledged Collateral or (B) Secured Party takes such action with respect to the Pledged Collateral as Debtor shall reasonably request in writing. Secured Party will not be deemed to have, and nothing in this subparagraph (f) may be construed to deem that Secured Party has, failed to exercise reasonable care in the custody or preservation of Pledged Collateral in its possession merely because either: (1) Secured Party failed to comply with any request of Debtor or (2) Secured Party failed to take steps to preserve rights against any Persons in such property. Debtor agrees that Secured Party has no obligation to take steps to preserve rights against any prior parties.

(g)          Any capitalized term used but not defined herein shall have the meaning ascribed thereto in the Guaranty. The definition of any document, instrument or agreement includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements, restatements and amendments thereof. All exhibits and schedules attached to this Agreement are incorporated into, made and form an integral part of, this Agreement for all purposes. As used in this Agreement, “hereunder,” “herein,” “hereto,” “this Agreement” and words of similar import refer to this entire document; “including” is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary; the singular includes the plural and conversely; and any action required to be taken by Debtor is to be taken promptly, unless the context clearly indicates the contrary.

(h)          SECURED PARTY AND DEBTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i) This Agreement will terminate (“Termination”) on the later to occur of: (i) the full performance, payment and satisfaction of the Obligations or (ii) the termination of the Guaranty. Upon such Termination, Secured Party will, upon Debtor’s request, execute and deliver to Debtor any release of its Lien on the Pledged Collateral or similar instrument of re-conveyance and deliver UCC termination statements with respect to its Lien on the Pledged Collateral.

[Signature Page Follows]

This Agreement is made and dated as of the Effective Date.

BEACON ENERGY HOLDINGS, INC.,
a Delaware corporation which will, on the Effective Date, change its name to EQM Technologies & Energy, Inc.

By:	/s/ Jack S. Greber
Jack S. Greber, Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Aaron R. Sceva
Aaron R. Sceva, Banking Officer

SIGNATURE PAGE TO

PLEDGE AGREEMENT

CONSENT OF PLEDGED COMPANY

The undersigned hereby: (i) consents to the execution, delivery, and performance of the foregoing Pledge Agreement between Debtor and Secured Party (the “Pledge Agreement”) and (ii) agrees that if Secured Party exercises any right or remedy with respect to any of the Pledged Collateral, including, without limitation, any sale or other disposition of the Ownership Interests following the occurrence of an Event of Default, the undersigned consents, without any further act or instrument, to such exercise of such right or remedy by Secured Party and will take any other and further action necessary or desirable as requested by Secured Party to effect any sale or other disposition of the Ownership Interests effected by Secured Party.

Any capitalized term used but not defined herein shall have the meaning ascribed thereto in the Pledge Agreement. This Consent of Pledged Company may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by Secured Party as if the document were a manually signed original and (ii) will be binding on the undersigned for all purposes.

IN WITNESS WHEREOF, the undersigned has executed this Consent of Pledged Company as of the Effective Date of the Pledge Agreement.

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

By:	/s/ Jack S. Greber
Jack S. Greber, Chief Executive Officer